UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):      May 7, 2013

PRIMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34680	27-1204330

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Primerica Parkway
Duluth, Georgia 30099
(Address of Principal Executive Offices)

(770) 381-1000
(Registrant’s telephone number, including area code)

3120 Breckinridge Blvd.
Duluth, Georgia 30099
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.

On May 7, 2013, Primerica, Inc. (the “Company”) announced its results of operations for the quarter ended March 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except to the extent expressly set forth by specific reference in any such filings.

Use of Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company presents certain non-GAAP financial measures.  Specifically, the Company presents operating revenues, operating income before income taxes, net operating income, adjusted stockholders’ equity and diluted operating earnings per share.  Operating revenues, operating income before income taxes, net operating income and diluted operating earnings per share exclude the impact of realized investment gains and losses for all periods presented.  Operating income before income taxes and net operating income exclude the expense associated with our IPO-related equity awards for all periods presented.  Adjusted stockholders’ equity excludes the impact of net unrealized gains and losses on invested assets for all periods presented.

We exclude these items because they are considered unusual and not indicative of our ongoing operations.  Our definitions of these non-GAAP financial measures may differ from the definitions of similar measures used by other companies.  Management uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company’s performance.  Furthermore, management believes that these non-GAAP financial measures may provide users with additional meaningful comparisons between current results and results of prior periods as they are expected to be reflective of our core ongoing business.  These measures have limitations, and investors should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.

Reconciliations of non-GAAP to GAAP financial measures are included as attachments to the press release which has been posted in the “Investor Relations” section of our website at http://investors.primerica.com.

Item 7.01           Regulation FD Disclosure.

On May 7, 2013, the Company posted to the “Investor Relations” section of its website certain supplemental financial information relating to the quarter ended March 31, 2013.  A copy of the supplemental financial information is attached hereto as Exhibit 99.2.

The information provided pursuant to this Item 7.01, including Exhibit 99.2 in Item 9.01, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act, except to the extent expressly set forth by specific reference in any such filings.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated May 7, 2013 – Primerica Reports First Quarter 2013 Results

99.2	Primerica, Inc. Supplemental Financial Information – First Quarter 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2013	PRIMERICA, INC.

/s/ Alison S. Rand
Alison S. Rand
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 7, 2013 – Primerica Reports First Quarter 2013 Results
99.2	Primerica, Inc. Supplemental Financial Information – First Quarter 2013

5